UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2025

Galata Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42854	98-1875135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 18th Avenue South, Suite 925
Nashville, Tennessee 37203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 866-0901

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	LATAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LATAW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2025, the registration statement on Form S-1 (File No. 333-289853) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Galata Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”).

On September 22, 2025, the Company consummated its IPO of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the exercise in full by the underwriters of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated September 18, 2025, by and between the Company and BTIG LLC, as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated September 18, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 18, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated September 18, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, September 18, 2025 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Galata Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated September 18, 2025 (the “BTIG Private Placement Warrants Purchase Agreement”), by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated September 18, 2025 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated September 18, 2025, by and among the Company and each Director (as defined below) and executive officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Administrative Services Agreement, dated September 18, 2025 (the “Administrative Services Agreement”), by and between the Company and Callaway Capital Management LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated September 18, 2025, as filed with the Commission on September 19, 2025 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the BTIG Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,300,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Representative, with each Private Placement Warrant exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per Private Placement Warrant, or $5,300,000 in the aggregate. Of the 5,300,000 Private Placement Warrants, the Sponsor purchased 3,575,000 Private Placement Warrants and the Representative purchased 1,725,000 Private Placement Warrants. The Private Placement Warrants (and underlying securities) are identical to the warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2025, in connection with the IPO, Douglas Lute, Agostina Nieves and Andy Abell (collectively with Daniel Freifeld, the “Directors”) were appointed to the board of directors of the Company (the “Board”). In addition, Daniel Freifeld was appointed to serve as Chairman of the Board. Douglas Lute, Agostina Nieves and Andy Abell are independent directors. Effective September 18, 2025, each of Douglas Lute, Agostina Nieves and Andy Abell was appointed to the Board’s Audit Committee, with Agostina Nieves serving as chair of the Audit Committee. Each of Douglas Lute and Andy Abell was appointed to the Board’s Compensation Committee, with Douglas Lute serving as chair of the Compensation Committee. In addition, Daniel Freifeld was appointed as the Chairman of the Board.

Following the appointment of the Directors, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Douglas Lute, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of Agostina Nieves and Andy Abell, will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Daniel Freifeld, will expire at the Company’s third annual meeting of shareholders.

On September 18, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement. Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the form of indemnity agreement, copies of which are attached as Exhibit 10.5 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on September 18, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $172,500,000 of the proceeds from the IPO (which amount includes $6,037,500 of the underwriters’ deferred discount) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On September 18, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 22, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 18, 2025, by and between the Company and BTIG, LLC & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated September 18, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, September 18, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated September 18, 2025, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Warrants Purchase Agreement, dated September 18, 2025, by and between the Company and the Sponsor.

10.4	BTIG Private Placement Units Purchase Agreement, dated September 18, 2025, by and between the Company and BTIG, LLC

10.5	Letter Agreement, dated September 18, 2025, by and among the Company, its officers and directors, and the Sponsor.

10.6	Form of Indemnity Agreement.

10.7	Administrative Services Agreement, dated September 18, 2025, by and between the Company and Callaway Capital Management, LLC.

99.1	Press Release, dated September 18, 2025.

99.2	Press Release, dated September 22, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALATA ACQUISITION CORP. II

	By:	/s/ Craig Perry
		Name:	Craig Perry
		Title:	Chief Executive Officer

Dated: September 24, 2025

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